SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2004

WEBSTER FINANCIAL CORPORATION.

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Webster Plaza, Waterbury, Connecticut 06702

(Address of principal executive offices)

Registrant’s telephone number, including area code: (203) 578-2476

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

On April 7, 2004, Webster Financial Corporation, the holding company for Webster Bank, issued a press release announcing a proposed offering of senior notes. That press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

Exhibit No.	Description
99.1	Press release dated, April 7, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION (Registrant)

/s/ William J. Healy

William J. Healy Executive Vice President and
Chief Financial Officer

Date: April 8, 2004

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release dated, April 7, 2004.